Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”) to the Employment Agreement (the “Agreement”), dated August 26, 2019, by and between Papa John’s International, Inc. (the “Company”), and Robert Lynch (“Executive”), is entered into by the Company and Executive.  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

RECITALS

A.The Company desires to continue to employ Executive pursuant to the terms of the Agreement, except as specifically modified pursuant to this Amendment.

B.Executive desires to continue to be employed by the Company pursuant to the terms of the Agreement, except as specifically modified pursuant to this Amendment.

AGREEMENT

NOW, THEREFORE, the Company and Executive, in consideration of the agreements, covenants and conditions contained herein, hereby agree as follows:

1.Annual Performance-Based Bonus

1.1Section 4(b)(iv) of the Agreement is hereby amended and replaced in its entirety as follows:

Annual Performance-Based Bonus. During the Term, Executive shall be eligible to earn an annual bonus (the “Annual Bonus”) based upon the achievement of such corporate and individual performance goals and other criteria that are established by the Compensation Committee of the Board and which shall be generally consistent with the goals and measures for other executive officers of the Company. Executive’s target Annual Bonus opportunity (the “Target Annual Bonus”) shall be 150% of Executive’s Base Salary, and Executive shall be subject to all other terms of the then current Company Annual Bonus plan. The Annual Bonus shall be paid in accordance with Company practices and any guidelines issued for that given Annual Bonus year. The Annual Bonus, if earned, shall be paid on the date that eligible executives of the Company are paid a bonus for the applicable Annual Bonus year, and shall be pro-rated for any partial years of employment.

2.Counterparts.  This Amendment may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original.  The execution of this Amendment may be effected by electronically transmitted or facsimile signatures, all of which shall be treated as originals for all purposes, and the signature page of either party to any counterpart may be appended to any other counterpart.

3.Agreement.  Except as provided herein, there are no other changes to the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

ROBERT LYNCH		PAPA JOHN’S INTERNATIONAL, INC.

/s/ Robert Lynch		By:	/s/ Caroline Oyler
Signature

Date:	4/7/2022	Title:	Chief Legal & Risk Officer and Corporate Secretary

		Date:	4/7/2022